                                                                   EXHIBIT 10.14

                           LOAN MODIFICATION AGREEMENT

        This Loan Modification Agreement is entered into as of July 19, 1999, by and between Anda Networks, Inc. ("Borrower") and Silicon Valley Bank ("Bank").

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated February 18, 1999, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of One Million Dollars ($1,000,000), a Committed Bridge Loan in the original amount of Seven Hundred Fifty Thousand Dollars ($750,000) and a Committed Equipment Line in the original amount of Two Hundred Fifty Thousand Dollars ($250,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.      DESCRIPTION OF CHANGE IN TERMS.

        A.     Modification(s) to Loan Agreement

               1. Section 2.1.1 entitled "Committed Bridge Loan" and all the references thereto, are hereby deleted in their entirety and replaced by the words "Intentionally Left Blank."

               2. Section 2.1.2 Entitled "Equipment Advance" is hereby amended in its entirety to read as follows:

                      2.1.2  EQUIPMENT FACILITY #1.

                      (a) Through December 3, 1999 (the "Equipment Availability End Date"), Bank will make advances ("Equipment Advance #1" and, collectively, "Equipment Advances #1") not exceeding Committed Equipment Line #1. The Equipment Advances #1 may only be used to finance Equipment, including computer equipment, office equipment, lab equipment, test equipment and furniture purchased on or after 120 days before the date of this Agreement and may not exceed 100% of the equipment invoice. Software and used equipment may constitute up to 25% of the aggregate Equipment Advances #1.

                      (b) Except as specified in Section 2.3 (a), interest accrues from the date of each Equipment Advance #1, on the outstanding principal balance, at a per annum rate of 0.5 of one percentage point above the Prime Rate and is payable monthly until the Equipment Availability End Date occurs. Each Equipment Advances #1 is payable in 36 equal monthly installments of principal, plus accrued interest, beginning on the last day of each month following the Equipment Advance #1 and ending on 36th month following such Equipment Advance #1 (the "Equipment

                      Maturity Date #1"). Equipment Advances #1 when repaid may not be reborrowed.

                      (c) To obtain an Equipment Advance #1, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Pacific time 1 Business Day before the day on which the Equipment Advance #1 is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed.

               3. Section 2.1.4 entitled "Equipment Facility #2" is hereby incorporated into the Loan Agreement to read as follows:

                      2.1.4 EQUIPMENT FACILITY #2.

                      (a) Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrower, from time to time prior to the Commitment Termination Date, equipment advances (each an "Equipment Advance #2" and collectively the "Equipment Advances #2") in an aggregate amount not to exceed the Committed Equipment Line #2. When repaid, the Equipment Advances #2 may not be re-borrowed. The proceeds of the Equipment Advances #2 will be used solely to reimburse Borrower for the purchase of Eligible Equipment. Each Equipment Advance #2 shall be considered a promissory note evidencing the amounts due hereunder for all purposes. Bank's obligation to lend hereunder shall terminate on the earlier of (i) the occurrence and continuance of an Event of Default, or (ii) the Commitment Termination Date. For purposes of this Section, the minimum amount of each Equipment Advance #2 is $100,000 and the maximum number of Equipment Advances #2 that will be made is 15.

                      (b) To obtain an Equipment Advance #2, Borrower will deliver to Bank a completed supplement in substantially the form attached as Exhibit E ("Loan Supplement"), and such additional information as Bank may request at least five (5) Business Days before the proposed funding date (the "Funding Date"). On each Funding Date, Bank will specify in the Loan Supplement for each Equipment Advance #2, the Basic Rate, the Loan Factor, and the Payment Dates. If Borrower satisfies the conditions of each Equipment Advance #2 specified from time to time by Bank, Bank will disburse such Equipment Advance #2 by internal transfer to Borrower's deposit account with Bank. Each Equipment Advance #2 may not exceed 100% of the Original Stated Cost.

                      (c) Bank's obligation to lend the undisbursed portion of the Committed Equipment Line will terminate if, in Bank's sole discretion, there has been a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospects of Borrower, whether or not arising from transactions in the ordinary course of business, or there has been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank prior to the execution of this Agreement.

                      (d) Principal and Interest Payments On Payment Dates. Borrower will repay the Equipment Advances #2 on the terms provided in the Loan Supplement. Borrower will make payments monthly in advance of principal and accrued interest for each Equipment Advance #2 (collectively, "Scheduled Payments"), on the first Business Day of the month following the Funding Date (or commencing on the Funding Date if the Funding Date is the first Business Day of the month) with respect to such Equipment Advance #2 and continuing thereafter during the Repayment Period on the first Business Day of each calendar month (each a "Payment Date"), in an amount equal to the Loan Factor multiplied by the Loan Amount for such Equipment Advance #2 as of such Payment Date. All unpaid principal and accrued interest is due and payable in full on the last Payment Date with respect to such Equipment Advance #2. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. An Equipment Advance #2 may only be prepaid in accordance with Sections 2.1.4h and 2.1.4j.

                      (e) Interest Rate. Borrower will pay interest on the unpaid principal amount of each Equipment Advance #2 from the first Payment Date after the Funding Date of such Equipment Advance #2 until the Equipment Advance #2 has been paid in full, at the per annum rate of interest equal to the Basic Rate determined by Bank as of the Funding Date for each Equipment Advance #2 in accordance with the definition of the Basic Rate. Any amounts outstanding during the continuance of an Event of Default shall bear interest at a per annum rate equal to the Basic Rate plus five percent (5%). If any change in the law increases Bank's expenses or decreases its return from the Equipment Advances #2, Borrower will pay Bank upon request the amount of such increase or decrease.

                      (f) Final Payment. On the Maturity Date with respect to each Equipment Advance #2, Borrower will pay, in addition to the unpaid principal and accrued interest and all other amounts due on such date with respect to such Equipment Advance #2, an amount equal to the Final Payment.

                      (g) Prepayment Upon an Event of Loss. If any Financed Equipment is subject to an Event of Loss and Borrower is required to or elects to prepay the Equipment Advance #2 with respect to such Financed Equipment pursuant to
                      Section 6.9 then such Equipment Advance #2 shall be prepaid to the extent and in the manner provided in such section.

                      (h) Mandatory Prepayment Upon an Acceleration. If the Equipment Advances #2 are accelerated following the occurrence of an Event of Default or otherwise (other than following an Event of Loss), then Borrower will immediately pay to Bank (i) all unpaid Scheduled Payments with respect to each Equipment Advance #2 due prior to the date of prepayment, (ii) all accrued unpaid interest, including the default rate of interest, to the date of the prepayment, (iii) the Final Payment and (iv) all other sums, if any, that shall have become due and payable with respect to any Equipment Advance #2.

                      (i) Permitted Prepayment of Loans. Borrower shall have the option to prepay all, but not less than all, of the Equipment Advances #2 advanced by Bank under this Agreement, provided Borrower (i) provides written notice to Bank of its election to exercise to prepay the Equipment Advances #2 at least thirty (30) days prior to such prepayment, and (ii) pays, on the date of the prepayment (A) all outstanding principal; (B) all unpaid accrued interest to the date of the prepayment; and (C) the Final Payment

               4. Subsection (a) of Section 2.3 entitled "Interest Rate, Payments" is hereby amended to read as follows:

                      (a) Interest Rate. (i) Equipment Advances #1 accrue interest on the outstanding principal balance as specified in Section 2.1.2; (ii) Equipment Advances #2 accrue interest on the outstanding principal balance as specified in Section 2.1.4; and (iii) Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Prime Rate. After an Event of Default, Obligations accrue interest at 5 percentage points above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

               5. Section 3.2 entitled "Conditions Precedent to Initial Advance under the Committed Revolving Line" is hereby amended to read as follows:

                      Bank's obligation to make the initial Advance under the Committed Revolving Line is subject to the conditions precedent that:

                      (a) Borrower's first request to activate the Committed Revolving Line must be prior to September 25, 1999;

                      (b) Borrower has provided to Bank current borrowing base certificate;

                      (c) Bank has completed an audit of Borrower's Accounts, with results satisfactory to Bank; and

                      (d) Borrower's payment of an activation fee of $3,500 (which will include the initial Accounts audit fee).

               6. Subsection (d) is hereby incorporated into Section 6.2 entitled "Financial Statements, Reports, Certificates," to read as follows:

                      (d) Upon initial Advance under the Committed Revolving Line and within 30 days after the last day of each quarter, Borrower will deliver to Bank a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D.

               7. Section 6.8 entitled "Financial Covenants" is hereby incorporated into the Loan Agreement to read as follows:

                      Upon initial Advance under the Committed Revolving Line, Borrower will maintain as of the last day of each quarter:

                      QUICK RATIO. A ratio of Quick Assets to Current Liabilities of at least 1.00 to 1.0.

               8. Section 6.9 entitled "Loss; Destruction; or Damage" is hereby incorporated into the Loan Agreement to read as follows:

                             Borrower will bear the risk of the Financed
                      Equipment being lost, stolen, destroyed, or damaged. If during the term of this Agreement any item of Financed Equipment becomes obsolete or is lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason for a period equal to at least the remainder of the term of this Agreement (an "Event of Loss"), then in each case, Borrower:

                      (a) prior to the occurrence of an Event of Default, at Borrower's option, will (i) pay to Bank on account of the Obligations all accrued interest to the date of the prepayment, plus all outstanding principal, plus the Final Payment; or (ii) repair or replace any Financed Equipment subject to an Event of Loss provided the repaired or replaced Financed Equipment is of equal or like value to the Financed Equipment subject to an Event of Loss and provided further that Bank has a first priority perfected security interest in such repaired or replaced Financed Equipment.

                      (b) during the continuance of an Event of Default, on or before the Payment Date after such Event of Loss for each such item of Financed Equipment subject to such Event of Loss, Borrower will, at Bank's option, pay to Bank an amount equal to the sum of: (i) all accrued and unpaid Scheduled Payments (with respect to such Equipment Advance related to the Event of Loss) due prior to the next such Payment Date, (ii) all Regularly Scheduled Payments (including principal and interest), (iii) the Final Payment plus (iv) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

                      (c) On the date of receipt by Bank of the amount specified above with respect to each such item of Financed Equipment subject to an Event of Loss, this Agreement shall terminate as to such Financed Equipment. If any proceeds of insurance or awards received from governmental authorities are in excess of the amount owed under this Section, Bank shall promptly remit to Borrower the amount in excess of the amount owed to Bank.

               9. The following defined terms are hereby amended and/or incorporated into Section 13.1 entitled "Definitions," to read as follows:

                      "BASIC RATE" is, as of the Funding Date, the per annum rate of interest (based on a year of 360 days) equal to the sum of (a) the U.S. Treasury note yield to maturity for a term equal to the Treasury Note Maturity as quoted in The Wall Street Journal on the day the Loan Supplement is prepared, plus (b) the Loan Margin.

                      "COMMITTED EQUIPMENT LINE #1" is a Credit Extension of up to $750,000.

                      "COMMITTED EQUIPMENT LINE #2" is a Credit Extension of up to $750,000.

                      "COMMITMENT TERMINATION DATE" is March 7, 2000.

                      "CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year.

                      "ELIGIBLE EQUIPMENT" is test and laboratory equipment, test equipment, and, subject to the limitations set forth below, Other Equipment that complies with all of Borrower's representations and warranties to Bank and which is acceptable to Bank in all respects. All Equipment financed with the proceeds of Equipment Advances may be new or used.

                      "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

                      "EQUIPMENT ADVANCE #1" is defined in Section 2.1.2.

                      "EQUIPMENT ADVANCE #2" is defined in Section 2.1.4.

                      "EQUIPMENT AVAILABILITY END DATE" is defined in Section 2.1.2.

                      "FINAL PAYMENT" is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due on the Maturity Date for such Equipment Advance equal to the Loan Amount for such Equipment Advance at such time multiplied by the Final Payment Percentage.

                      "FINAL PAYMENT PERCENTAGE" is, for each Equipment Advance #2, 5%.

                      "FINANCED EQUIPMENT" is defined in the Loan Supplement.

                      "FUNDING DATE" is any date on which an Equipment Advance is made to or on account of Borrower.

                      "LOAN AMOUNT" is the aggregate amount of the Equipment Advance #2.

                      "LOAN FACTOR" is the percentage which results from amortizing the Equipment Advance over the Repayment Period, using the Basic Rate as the interest rate.

                      "LOAN MARGIN" is 375 basis points.

                      "LOAN SUPPLEMENT" is attached as Exhibit E.

                      "MATURITY DATE" is defined in each Loan Supplement.

                      "ORIGINAL STATED COST" is (i), the original cost to the Borrower of the item of new Equipment net of any and all freight, installation, tax or (ii) the fair market value assigned to such item of used Equipment by mutual agreement of Borrower and Bank at the time of making of the Equipment Advance.

                      "OTHER EQUIPMENT" is used Equipment and software. Unless otherwise agreed to by Bank, not more than 25% of the Equipment financed with the proceeds of each Equipment Advance shall consist of Other Equipment.

                      "QUICK ASSETS" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net billed accounts receivable and investments with maturities of less than 12 months determined according to GAAP.

                      "REPAYMENT PERIOD" as to the Equipment Advances #2, is 30 months.

                      "TREASURY NOTE MATURITY" is 36 months.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. Borrower shall pay to Bank a fee in the amount of Five Hundred Dollars ($500) (the "Loan Fee") plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon Borrower's payment of the Loan Fee.


        This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                BANK:

ANDA NETWORKS, INC.                      SILICON VALLEY BANK

By:____________________________          By:_______________________________
Name:__________________________          Name:_____________________________
Title:_________________________          Title:____________________________

[SILICON LOGO]

                               SILICON VALLEY BANK


                       PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:              ANDA NETWORKS, INC.

LOAN OFFICER:          JOELLEN ADEMSKI

DATE:                  JULY 19, 1999

                       LOAN FEE                        $500.00
                       DOCUMENTATION FEE             $1,000.00
                       LEGAL FEE                       $500.00


                       TOTAL FEE DUE                 $2,000.00
                                                     =========


PLEASE INDICATE THE METHOD OF PAYMENT:

        { }   A CHECK FOR THE TOTAL AMOUNT IS ATTACHED.

        { }   DEBIT DDA # __________________ FOR THE TOTAL AMOUNT.

        { }   LOAN PROCEEDS



______________________________________________
BORROWER                        (DATE)


______________________________________________
SILICON VALLEY BANK             (DATE)
ACCOUNT OFFICER'S SIGNATURE

                                    EXHIBIT E
                        FORM OF LOAN AGREEMENT SUPPLEMENT

                            LOAN AGREEMENT SUPPLEMENT


LOAN AGREEMENT SUPPLEMENT dated , 199 ("Supplement"), to the Loan and Security Agreement dated as of February 18, 1999 (the "Loan Agreement) by and between the undersigned ("Borrower"), and Silicon Valley Bank ("Bank").

Capitalized terms used herein but not otherwise defined herein are used with the respective meanings given to such terms in the Loan Agreement.

To secure the prompt payment by Borrower of all amounts from time to time outstanding under the Loan Agreement, and the performance by Borrower of all the terms contained in the Loan Agreement, Borrower has granted Bank, a first priority security interest in each item of equipment and other property described in Annex A hereto, which equipment and other property is deemed to be additional Financed Equipment and Collateral. The Loan Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

Annex A (Equipment Schedule) and Annex B (Loan Terms Schedule) are attached hereto. The proceeds of the Loan should be transferred to Borrower's account with Bank set forth below:

               Bank Name:    Silicon Valley Bank
               Account No.:  ___________________

Borrower hereby certifies that (a) the foregoing information is true and correct and authorizes Bank to endorse in its respective books and records, the Basic Rate applicable to the Funding Date of the Loan contemplated in this Loan Agreement Supplement and the principal amount set forth in the Loan Terms Schedule; (b) the representations and warranties made by Borrower in the Loan Agreement are true and correct on the date hereof and will be true and correct on such Funding Date. No Event of Default has occurred and is continuing under the Loan Agreement. This Supplement may be executed by Borrower and Bank in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

This Supplement is delivered as of this day and year first above written.

SILICON VALLEY BANK                       ANDA NETWORKS, INC.


By:_________________________________      By:___________________________________
   Name:____________________________         Name:______________________________
   Title:___________________________         Title:_____________________________

Annex A - Description of Financed Equipment
Annex B - Loan Terms Schedule

                                     Annex A

The Financed Equipment being financed with the Equipment Advance which this Loan Agreement Supplement is being executed is listed below. Upon the funding of such Equipment Advance, this schedule automatically shall be deemed to be a part of the Collateral.

                                     Annex B


                          LOAN TERMS SCHEDULE #________

Loan Funding Date:_____________ , 199_

Original Loan Amount: $________

Basic Rate: ___________%

Loan Factor: __________%

Scheduled Payment Dates and Amounts*:

     One (1) payment of $______ due _____________
     _____ payment of $______ due monthly in advance from _____ through _______. One (1) payment of $______ due _____________

Maturity Date:_________

Final Payment: An additional amount equal to the Final Payment Percentage multiplied by the Loan Amount then in effect, shall be paid on the Maturity Date with respect to such Loan.

Stipulated Loss Value: The Loan Amount multiplied by the applicable Stipulated Loss Value Percentage set forth below.

Payment No.           Payment Date            Stipulated Loan Value Percentage**

 1
 2
 3
 4
 ...
30...

*/  The amount of each Scheduled Payment will change as the Loan Amount changes.

**/ Each Stipulated Loss Value amount assumes payment of all Scheduled Payments due on or before the indicated Payment Date.